Exhibit 32.2


   CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND 18 U.S.C.
 SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
                                      2002

         In connection with the filing of Zunicom, Inc. and Subsidiaries (the "Company") Quarterly Report on Form 10-Q for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),I, Julie Sansom-Reese, Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C. (SS) 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

           (1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

           (2)The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company,


/s/ Julie Sansom-Reese
----------------------
Julie Sansom-Reese
Chief Financial Officer
(principal financial officer

May 12, 2006




























                                    32.2-1